UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2008

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road

Flemington, New Jersey 08822

(Address of principal executive offices) (Zip Code)

(908) 782-3431

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities
Item 8.01	Other Events

As previously disclosed on a Current Report on Form 8-K filed on May 7, 2008 with the Securities and Exchange Commission, referred to herein as the SEC, NovaDel Pharma Inc., referred to herein as the Company, entered into a binding Securities Purchase Agreement on May 6, 2008 to sell up to $4,000,000 of secured convertible notes, referred to herein as the convertible notes, and accompanying warrants to ProQuest Investments II, L.P., ProQuest Investments II Advisors Fund, L.P. and ProQuest Investments III, L.P., referred to herein as the Purchasers. As previously disclosed on a Current Report on Form 8-K filed on May 28, 2008 with the SEC, the Company and the Purchasers entered into Amendment No. 1 to the Securities Purchase Agreement to clarify the terms of the agreement, referred to herein as the ProQuest financing. As previously disclosed on a Current Report on Form 8-K filed on June 3, 2008 with the SEC, the Company closed on the initial portion the ProQuest financing on May 30, 2008, in the amount of $1,475,000 of convertible notes and warrants.

On October 17, 2008, the Company closed on the remaining portion of the ProQuest financing, in the amount of $2,525,000 of convertible notes and accompanying warrants, yielding net proceeds to the Company of approximately $2.5 million, after deducting fees and estimated expenses.

The securities sold in this private placement have not been registered under the Securities Act of 1933, as amended, referred to herein as the Securities Act, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. In accordance with the terms of the securities purchase agreement, the Company has agreed to file a resale registration statement on Form S-3 within 30 days of the closing date to register, pursuant to the Securities Act, the shares of common stock underlying the convertible notes and warrants, acquired by the investors.

A complete copy of each of the form of convertible note, the form of warrant, the Securities Purchase Agreement, the Amendment No. 1 to the Securities Purchase Agreement and the security and pledge agreement and related documents of the Company, were filed as exhibits to the Company’s Current Report on Form 8-K, filed on June 3, 2008. The foregoing description of the ProQuest financing and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

The Company issued a press release on October 21, 2008 to announce the subsequent closing of the ProQuest financing, and a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of NovaDel Pharma Inc. dated October 21, 2008, titled “NovaDel Closes on $2,525,000 of Financing with ProQuest Investments LLC.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ MICHAEL E. SPICER
Name:	Michael E. Spicer
Title:	Chief Financial Officer and Corporate Secretary

Date: October 21, 2008